QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00749

STONEBRIDGE FUNDS TRUST
(exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Richard C. Barrett, President
Stonebridge Funds Trust
1625 Broadway, Suite 2200
Denver, Colorado 80202
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-639-3935

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Item 1. Reports to Stockholders.

STONEBRIDGE FUNDS

ANNUAL REPORT
For The Year Ended
October 31, 2005

STONEBRIDGE FUNDS

OFFICERS AND TRUSTEES
Richard C. Barrett, CFA, Chairman,
Board of Trustees and President
Debra L. Newman, Vice President, Treasurer,
and Chief Compliance Officer
Matthew W. Markatos, CFA,
 Executive Vice President and Managing Director
Selvyn B. Bleifer, M.D., Trustee
Marvin Freedman, Trustee
Charles F. Haas, Trustee
William H. Taylor II, Trustee
Benjamin Lowe, Secretary

INVESTMENT ADVISER
STONEBRIDGE CAPITAL MANAGEMENT,
INCORPORATED
1801 Century Park East, Suite 1800
Los Angeles, California 90067

ADMINISTRATOR AND FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 Broadway, Suite 2200
Denver, Colorado 80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 Broadway, Suite 2200
Denver, Colorado 80202

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES-MIDWEST
330 West 9th Street
Kansas City, Missouri 64105

CUSTODIAN
FIFTH THIRD BANK
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
PAUL, HASTINGS, JANOFSKY& WALKER LLP
515 S. Flower Street
Los Angeles, California 90071

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

LETTER TO SHAREHOLDERS

Overview

        Energy prices and interest rates took center-stage in the equity markets during the last twelve months.There was also some political uncertainty as President Bush's attempts to fill two Supreme Court justice vacancies stoked heated discourse between liberals and conservatives. Additionally, Bush had to nominate a new Federal Reserve Chairman due to the retirement of long-time chief Alan Greenspan. The equity markets fluctuated during this period, down as much as 8% in the spring only to rally strongly back into positive territory by the end of the summer.

        Crude oil, natural gas and gasoline prices reached new twenty-year, inflation-adjusted highs during the 2005 fiscal year. These new highs coincided with Hurricane Katrina, as oil and gas production in the Gulf of Mexico was shut-in and/or severely disabled by the storm. Further, significant damage to a few oil refineries led to a surge in gasoline prices at the pump and contributed to a precipitous fall in consumer confidence in September and October. As the next few months bring colder temperatures, these increased household energy costs may undermine the growth in consumer spending.

        During the last twelve months, the Federal Reserve increased interest rates eight times from 1.75% (after its 1.00% low) to 3.75% (currently at 4.0%). Long-term rates (ten-year treasuries) also rose, albeit less, from 4.02% to 4.55% by the end of October. Both the increase in long-term and short-term rates led to higher fixed rate and adjustable rate mortgage costs. As such, the housing market and the refinancing opportunities have slowed from the rapid ascent we've witnessed over the last five years. In 2004, households extracted and spent $600 billion from their homes according to the Federal Reserve. The manifestation of rising interest rates and a potentially slowing housing market could greatly reduce the ability to extract equity from one's home, and thus, negatively impact consumer spending.

        Lastly, we have witnessed some political and social turmoil as President Bush had to nominate two replacements for the Supreme Court and a replacement for Alan Greenspan as Chairman of the Federal Reserve. The latter proceeded smoothly with the nomination of Ben Bernanke, a well-respected economist and former Fed Governor. The Supreme Court issue, on the other hand, has been more volatile. The nomination of Roberts to replace Chief Justice Rehnquist advanced without much fanfare; however President Bush's nomination to replace O'Conner has been more problematic.

        In terms of the economy, corporate spending remains healthy, the government continues to spend (and run a deficit) and the consumer has bounced back following the devastating hurricanes. The largest concern we have in regards to the economy relates to the consumer and his ability to increase his spending should energy prices remain high and home prices stagnate. As a result, we have dramatically reduced our exposure to discretionary consumer spending to reflect this uncertainty.

THE STONEBRIDGE GROWTH FUND

        For the 2005 fiscal year, the Stonebridge Growth Fund returned 5.37%, underperforming the S&P 500 return of 8.72%. The performance of the S&P 500 was very narrow during the fiscal year, with only the Energy and Utilities sectors outperforming the overall index. Our equal weighting in energy versus the S&P 500 kept us in the game, but our lack of exposure to utilities hampered our efforts and led to our underperformance. As we remain focused on investing in companies that produce high returns on their assets, our exposure to the mature, slow-growing utility sector will remain minimal.

        We made a significant change in our sector strategy and allocations in September, moving our position in discretionary consumer spending from overweight to underweight. With the proceeds, we overweighted the consumer staples sector, thus becoming much more defensive in regards to the consumer. The consumer staples sector has underperformed the S&P 500 during the last one-year, two-year and five-year periods, providing a valuation opportunity as well. Otherwise, our sector strategy remains unchanged. We remain committed to Healthcare and Technology as areas of above average growth and excellent returns on capital employed.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN
STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH
INCOME FROM NOVEMBER 1, 1995 TO OCTOBER 31, 2005

Average Annual Total Return for the Stonebridge Growth
Fund and S&P 500 Index
Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Stonebridge Growth	5.37%	(3.37)%	3.38%
S&P 500 Index	8.72%	(1.74)%	9.34%

Final Portfolio Values
October 31, 2005

Stonebridge Growth Fund	$14,318
S&P 500 Index	$24,429

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the toll-free number at 1-800-639-3935.

THE STONEBRIDGE SMALL-CAP GROWTH FUND
(Formerly Stonebridge Aggressive Growth Fund)

        For the 2005 fiscal year, the Stonebridge Small-Cap Growth Fund posted a return of 12.18%, ahead of the 10.91% return of the Russell 2000 Growth Index. Similar to the Growth Fund, the Small-Cap Growth Fund was equally weighted in energy and had no exposure to the utility sector until very late in the fiscal year.

        Technology and healthcare companies remain a focus of the Fund, and we continue to discover numerous opportunities for growth in the months and years ahead. In particular, we see good growth prospects in two biotech investments, Vical and Hollis-Eden. In technology, Intelli-check continues to gain traction in identity verification and Jamdat continues to see rapid growth in mobile gaming.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN
STONEBRIDGE SMALL-CAP GROWTH FUND VS. THE RUSSELL 2000 GROWTH INDEX
WITH INCOME FROM NOVEMBER 1, 1995 TO OCTOBER 31, 2005

Average Annual Total Return for the Stonebridge
Small-Cap Growth Fund and Russell 2000 Index
Periods Ended October 31, 2005

	1 Year	5 Year	10 Year
Small-Cap Growth Fund	12.18%	2.13%	7.77%
Russell 2000 Growth Index	10.91%	(1.62)%	4.81%

Final Portfolio Values
October 31, 2005

Small-Cap Growth Fund	$22,734
Russell 2000 Growth Index	$17,258

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the toll-free number at 1-800-639-3935.

CONCLUSION

        We expect the capital markets to remain choppy in the year ahead. While economic growth remains strong, we are concerned that high energy prices and the potential cooling of the housing market may have a slowing effect upon consumer spending, and therefore, overall economic growth. The Funds remain committed to investing in areas with good long-term growth prospects, thereby limiting the effects from short-term capital market volatility.

        Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA
Matthew W. Markatos, CFA
 Portfolio Managers
October 31, 2005

DEFINITION OF INDICES

        The Standard & Poor's 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

        The Russell 2000 Growth Index (Russell 2000 G), is an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Stonebridge Funds Trust
Los Angeles, California

        We have audited the accompanying statements of assets and liabilities of Stonebridge Growth Fund and Stonebridge Small Cap Growth Fund (formerly Stonebridge Aggressive Growth Fund), each a series of shares of Stonebridge Funds Trust (the "Trust"), including the statements of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Growth Fund and Stonebridge Small Cap Growth Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2005

STONEBRIDGE FUNDS TRUST ANNUAL REPORT—GROWTH FUND

Statements of Investments
October 31, 2005

	Shares	Market Value
COMMON STOCKS—(99.8%)
CONSUMER DISCRETIONARY—(9.3%)
Movies and Entertainment—(3.6%)
Viacom Inc—Class B	25,000	$774,250

Publishing—(2.8%)
McGraw-Hill Companies Inc	12,000	587,280

Retail—Home Improvement—(2.9%)
Home Depot Inc	15,000	615,600

TOTAL CONSUMER DISCRETIONARY		1,977,130

CONSUMER STAPLES (17.5%)
Brewers (2.9%)
Anheuser-Busch Companies, Inc.	15,000	618,900
Packaged Foods (6.2%)
ConAgra Foods, Inc	30,000	698,100
Sara Lee Corp	35,000	624,750

		1,322,850

Retail (2.3%)
Costco Wholesale Corp	10,000	483,600

Soft Drinks (6.1%)
Coca-Cola Co	18,000	770,040
PepsiCo Inc	9,000	531,720

		1,301,760

TOTAL CONSUMER STAPLES		3,727,110

ENERGY—(8.5%)
Oil & Gas—Exploration & Production—(3.4%)
Anadarko Petroleum Corp	2,500	226,775
Devon Energy Corp	4,000	241,520
Houston Exploration Co*	5,000	257,750

		726,045

Oil & Gas—Integrated—(5.1%)
ChevronTexaco Corp	10,000	570,700
Exxon Mobil Corp	9,000	505,260

		1,075,960

TOTAL ENERGY		1,802,005

FINANCIAL (19.2%)
Diverse Financial Services—(7.8%)
Bear Stearns Co	3,500	$370,300
Citigroup Inc	15,000	686,700
Goldman Sachs Group Inc	2,500	315,925
State Street Corp	5,000	276,150

		1,649,075

Insurance—Brokers—(2.8%)
Arthur J Gallagher & Co	20,000	588,400

Insurance—Property & Casualty—(3.0%)
XL Capital Ltd—Class A	10,000	640,600

Regional Banks—(5.6%)
Bank of New York Co Inc	15,000	469,350
SunTrust Banks Inc	10,000	724,800

		1,194,150

TOTAL FINANCIAL		4,072,225

HEALTHCARE—(16.0%)
Biotechnology—(1.7%)
Charles River Laboratories International Inc*	8,500	371,960

Medical Products (7.5%)
Medtronic Inc	7,000	396,620
Stryker Corp	29,000	1,191,030

		1,587,650

Pharmaceuticals (6.8%)
Johnson & Johnson Inc	9,000	563,580
Pfizer Inc	40,000	869,600

		1,433,180

TOTAL HEALTHCARE		3,392,790

INDUSTRIALS—(8.4%)
Industrial Conglomerates (5.5%)
General Electric Co	21,000	712,110
Teleflex Inc	7,000	463,330

		1,175,440

Trade Companies & Distributors (2.9%)
W.W. Grainger Inc	9,000	602,820

TOTAL INDUSTRIALS		1,778,260

TECHNOLOGY—(20.9%)
Communications Equipment (1.3%)
QUALCOMM Inc	7,000	$278,320
Semiconductors (9.3%)
Intel Corp	30,000	705,000
Taiwan Semiconductor Manufacturing Company Ltd—ADR	75,000	606,000
Xilinx Inc	28,000	670,600

		1,981,600

Systems Software (10.3%)
Intuit Inc*	14,000	643,020
Microsoft Corp	30,000	771,000
Oracle Corp*	60,000	760,800

		2,174,820

TOTAL TECHNOLOGY		4,434,740

TOTAL COMMON STOCKS		21,184,260
(Cost $18,657,634)
MONEY MARKET MUTUAL FUNDS (0.7%)
Fifth Third U.S. Treasury Money Market Fund	153,207	153,207

TOTAL MONEY MARKET MUTUAL FUNDS		153,207

(Cost $153,207)
TOTAL INVESTMENTS (100.5%)		21,337,467
(Cost $18,810,841)
TOTAL LIABILITIES LESS OTHER ASSETS (-0.5%)		(117,163)

NET ASSETS (100.0%)		$21,220,304

ADR—American Depositary Receipt

*
Securities on which no cash dividends were paid during the preceeding twelve months.

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND
(Formerly Stonebridge Aggressive Growth Fund)

Statement of Investments
October 31, 2005

	Shares	Market Value
COMMON STOCKS—(99.3%)
CONSUMER DISCRETIONARY (16.9%)
Apparel & Accessory (3.2%)
Quicksilver Inc*	20,000	$230,600

Education (3.4%)
Corinthian Colleges Inc*	20,000	248,800

Hotel—Resort—Cruise (3.2%)
Fairmont Hotels & Resorts Inc	7,000	227,710

Publishing (1.5%)
PRIMEDIA Inc*	50,000	105,000

Retail—Internet (2.5%)
Blue Nile Inc*	5,000	179,350

Specialty Stores (3.1%)
PETCO Animal Supplies, Inc*	12,000	228,120

TOTAL CONSUMER DISCRETIONARY		1,219,580

CONSUMER STAPLES (2.9%)
Agricultural Products (2.9%)
Fresh Del Monte Produce, Inc	8,000	208,560

TOTAL CONSUMER STAPLES		208,560

ENERGY (2.8%)
Oil & Gas—Equipment & Services (1.4%)
Superior Energy Services Inc*	5,000	101,900

Oil & Gas—Exploration & Production (1.4%)
Houston Exploration Co*	2,000	103,100

TOTAL ENERGY		205,000

FINANCIAL (16.3%)
Asset Management (2.1%)
Affiliated Managers Group, Inc*	2,000	$153,500

Insurance—Brokers (3.3)
Arthur J Gallagher & Co	8,000	235,360

Insurance—Property & Casualty (6.2%)
Arch Capital Group Ltd*	5,000	247,500
Kingsway Financial Services Inc	12,000	199,200

		446,700

Regional Banks (1.7%)
Nara Bancorp, Inc	6,596	118,926

Thrifts & Mortgage Finance (3.0%)
PMI Group Inc	5,500	219,340

TOTAL FINANCIAL		1,173,826

HEALTHCARE (23.0%)
Biotechnology (4.2%)
Lifecell Corp*	6,000	97,200
Vical Inc*	40,000	204,400

		301,600

Healthcare Equipment (14.4%)
Analogic Corp	4,500	210,600
Cantel Medical Corp*	12,000	232,200
Diagnostic Products Corp	5,000	210,500
Mentor Corp	3,000	135,000
Vnus Medical Technologies, Inc*	24,279	248,374

		1,036,674

Healthcare Services (2.5%)
Emdeon Corp*	20,000	184,000

Healthcare Supplies (1.9%)
Kyphon Inc*	3,500	140,315

TOTAL HEALTHCARE		1,662,589

INDUSTRIALS (8.6%)
Electrical Components (6.3%)
American Superconductor Corp*	25,000	$205,250
Microvision Inc*	50,000	249,000

		454,250

Industrial Conglomerates (2.3%)
Teleflex Inc	2,500	165,475

TOTAL INDUSTRIALS		619,725

INFORMATION TECHNOLOGY (17.2%)
Communications Equipment (3.4%)
LanOptics Ltd*	40,000	246,396

Electrical Equipment (2.8%)
OSI Systems Inc*	12,000	199,200

Office Electronics (2.9%)
Intelli-Check Inc*	70,000	208,600

Semi-conductor Equipment (5.0%)
Cymer Inc*	5,000	174,250
Veeco Instruments Inc*	12,000	190,680

		364,930

Systems Software (3.1%)
Hummingbird Ltd*	10,000	221,400

TOTAL INFORMATION TECHNOLOGY		1,240,526

MATERIALS—(5.5%)
Chemicals—Agriculture & Fertilizer (2.4%)
Scotts Co—Class A	2,000	175,580

Chemicals—Specialty (3.1%)
Valspar Corp	10,000	220,500

TOTAL MATERIALS		396,080

TELECOMMUNICATIONS (2.8%)
Wireless Telecom Svc (2.8%)
JAMDAT Mobile Inc*	11,000	$202,620

TOTAL TELECOMMUNICATIONS		202,620

UTILITIES (3.3%)
Utilities (3.3%)
Calpine Corp*	100,000	238,000

TOTAL UTILITIES		238,000

TOTAL COMMON STOCKS
(Cost $6,471,964)		7,166,506

MONEY MARKET MUTUAL FUNDS (5.0%)
Fifth Third U.S. Treasury Money Market Fund	361,911	361,911

TOTAL MONEY MARKET MUTUAL FUNDS		361,911

(Cost $361,911)
TOTAL INVESTMENTS (104.3%)
(Cost $6,833,874)		7,528,417
TOTAL LIABILITIES LESS OTHER ASSETS (-4.3%)		(309,606)

NET ASSETS (100.0%)		$7,218,811

*
Securities in which no cash dividends were paid during the preceding twelve months.

See accompanying notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Statements of Assets and Liabilities
October 31, 2005

	Growth Fund	Small-Cap Growth Fund*
ASSETS:
Investments, at value (Cost—see below)	$21,337,467	$7,528,417
Dividends and interest receivable	13,471	639
Receivable for investments sold	1,382,308	139,384
Receivable for fund shares subscribed	988	—
Prepaid and other assets	27,571	16,920

TOTAL ASSETS	22,761,805	7,685,360

LIABILITIES:
Payable for investments purchased	1,489,591	445,323
Payable for fund shares redeemed	21,269	—
Accrued investment advisory fee	10,272	3,745
Accrued administration fee	4,523	4,622
Accrued trustee fee	1,013	835
Accrued expenses	14,833	12,024

TOTAL LIABILITIES	1,541,501	466,549

NET ASSETS	$21,220,304	$7,218,811

COMPOSITION OF NET ASSETS:
Capital Stock ($1.00 par value)	$2,349,540	$632,129
Paid-in-capital	20,597,695	4,894,094
Accumulated net realized gain/(loss) on investments	(4,253,557)	998,045
Net unrealized appreciation in value of investments	2,526,626	694,543

NET ASSETS	$21,220,304	$7,218,811

NET ASSET VALUE PER SHARE:
Net Assets	$21,220,304	$7,218,811
Shares outstanding	2,349,540	632,129
Net asset value and redemption price per share	$9.03	$11.42
COST OF INVESTMENTS	$18,810,841	$6,833,874

*
Formerly Stonebridge Aggressive Growth Fund

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Statements of Operations
For the Year Ended October 31, 2005

	Growth Fund	Small-Cap Growth Fund*
INCOME:
Dividends (net of foreign tax withheld of $956 and $625 respectively)	$418,726	$33,895
Interest	4,579	3,150

TOTAL INCOME	423,305	37,045

EXPENSES:
Investment advisory fees	163,935	72,476
Administration fees	75,000	75,000
Transfer agent fees	111,876	29,838
Fund accounting fees and expenses	34,020	23,015
Custodian fees	11,580	6,405
Legal fees	46,056	13,340
Printing fees	33,021	12,722
Registration fees	10,984	5,107
Audit fees	14,242	9,461
Trustee fees and expenses	22,392	8,869
Proxy voting fees	6,280	2,126
Insurance	24,882	7,434
Other	6,114	1,101

TOTAL EXPENSES	560,382	266,894
Advisory waiver	(53,125)	(35,734)
Administration waiver	(21,000)	(21,000)

NET EXPENSES	486,257	210,160

NET INVESTMENT LOSS	(62,952)	(173,115)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	1,982,472	1,174,757

Unrealized appreciation of investments
Beginning of year	3,272,756	903,071
End of year	2,526,626	694,543

Change in net unrealized appreciation/(depreciation) of investments	(746,130)	(208,528)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,236,342	966,229

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,173,390	$793,114

*
Formerly Stonebridge Aggressive Growth Fund

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Statements of Changes in Net Assets

	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net investment loss	$(62,952)	$(160,807)
Net realized gain on investments	1,982,472	1,170,872
Change in net unrealized appreciation/(depreciation) of investments	(746,130)	820,356

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,173,390	1,830,421
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions (Note 4)	(1,845,112)	(1,704,735)

NET INCREASE/(DECREASE) IN NET ASSETS	(671,722)	125,686
NET ASSETS:
Beginning of year	21,892,026	21,766,340

End of year	$21,220,304	$21,892,026

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND
(Formerly Stonebridge Aggressive Growth Fund)

Statements of Changes in Net Assets

	Year Ended October 31, 2005	Year Ended October 31, 2004
OPERATIONS:
Net investment loss	$(173,115)	$(166,090)
Net realized gain on investments	1,174,757	721,193
Change in net unrealized appreciation/(depreciation) of investments	(208,528)	208,633

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	793,114	763,736
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions (Note 4)	(64,844)	(851,421)

NET INCREASE/(DECREASE) IN NET ASSETS	728,270	(87,685)
NET ASSETS:
Beginning of year	6,490,541	6,578,226

End of year	$7,218,811	$6,490,541

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT—GROWTH FUND

Financial Highlights
Selected Data for Each Share of Beneficial Interest Outstanding
Throughout the Years Indicated:

	Years Ended
	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of year	$8.57	$7.89	$6.49	$9.11	$14.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.03)	(0.06)	(0.03)	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.49	0.74	1.44	(1.78)	(2.79)

Total income/(loss) from investment operations	0.46	0.68	1.41	(1.77)	(2.78)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.00)	(0.00)	(0.01)	(0.00)	(0.01)
Distributions from net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.85)	(2.67)

Total distributions to shareholders	0.00	0.00	(0.01)	(0.85)	(2.68)

Net asset value, end of year	$9.03	$8.57	$7.89	$6.49	$9.11

Total Return	5.37%	8.62%	21.69%	(21.90)%	(22.54)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$21,220	$21,892	$21,766	$19,062	$26,285
Ratio of operating expenses to average net assets	2.22%	2.09%	2.10%	1.50%	1.50%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.56%	2.34%	2.35%	2.16%	1.74%
Ratio of net investment income/(loss) to average net assets	(0.29)%	(0.72)%	(0.46)%	0.08%	0.07%
Ratio of net investment income/(loss) to average net assets before fee waivers and subsidy reimbursements	(0.63)%	(0.97)%	(0.71)%	(0.58)%	(0.17)%
Portfolio turnover rate*	39.29%	63.80%	109.16%	50.18%	81.78%

*
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2005 were $8,608,200 and $10,291,609, respectively.

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND
(Formerly Stonebridge Aggressive Growth Fund)

Financial Highlights
Selected Data for Each Share of Beneficial Interest Outstanding
Throughout the Years Indicated:

	Years Ended
	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of year	$10.18	$9.12	$6.49	$7.96	$14.72

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.27)	(0.26)	(0.19)	(0.18)	(0.17)
Net realized and unrealized gain/(loss) on investments	1.51	1.32	2.82	(1.29)	(2.65)

Total income/(loss) from investment operations	1.24	1.06	2.63	(1.47)	(2.82)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain on investments	(0.00)	(0.00)	(0.00)	(0.00)	(3.94)

Total distributions to shareholders	(0.00)	(0.00)	(0.00)	(0.00)	(3.94)

Net asset value, end of year	$11.42	$10.18	$9.12	$6.49	$7.96

Total Return	12.18%	11.62%	40.52%	(18.47)%	(22.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$7,219	$6,491	$6,578	$5,188	$7,057
Ratio of operating expenses to average net assets	2.90%	2.94%	3.11%	2.90%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.68%	3.44%	3.61%	3.71%	3.18%
Ratio of net investment income/(loss) to average net assets	(2.39)%	(2.52)%	(2.43)%	(2.24)%	(1.83)%
Ratio of net investment income/(loss) to average net assets before fee waivers and subsidy reimbursements	(2.39)%	(3.02)%	(2.93)%	(3.05)%	(2.11)%
Portfolio turnover rate*	116.17%	84.33%	177.13%	55.79%	92.25%

*
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2005 were $8,369,156 and $8,548,570, respectively.

See accompanying Notes to Financial Statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Notes to Financial Statements

1.     ORGANIZATION:

          Organization and Nature of Operations—Organization and Nature of Operations—Stonebridge Funds Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund and the Stonebridge Small-Cap Growth Fund (formerly Stonebridge Aggressive Growth Fund) each referred to as a "Series" or a "Fund" of the Trust. Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income, with the production of immediate current income as a secondary objective, through investment primarily in common stocks which appear to have potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation, and investing in companies with large and medium market capitalizations. Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks which appear to have good prospects for superior earnings growth, and investing at least 80% of the Fund's assets in companies with smaller market capitalizations. Smaller companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

          Use of Estimates—The preparation of each Series' financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

          Security Valuation—Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds' Fair Value Committee using methods approved by the Board of Trustees.

          Federal Income Taxes—The Trust's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

          Allocation of Expense—Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

          Other—Securities transactions are accounted for on the date the securities are purchased or sold(trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3.     FEDERAL INCOME TAXES AND DISTRIBUTIONS:

  Unrealized Appreciation and Depreciation on Investments (Tax Basis):

          The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities at October 31, 2005 were as follows:

	Stonebridge Growth Fund	Stonebridge Small-Cap Growth Fund
Gross appreciation (excess of value over tax cost)	$3,259,032	$1,028,253
Gross depreciation (excess of tax cost over value)	(732,406)	(333,710)

Net unrealized appreciation/(depreciation)	$2,526,626	$694,543

Cost of investments for income tax purposes	$18,810,841	$6,833,874

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

          Classifications of Distributions—Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

          Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

          There were no distributions paid by the Funds during the last two years ended October 31, 2005 and 2004, respectively.

          At October 31, 2005, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

	Stonebridge Growth Fund	Stonebridge Small-Cap Growth Fund
Expiring
2011	$(4,253,557)	—

Total	$(4,253,557)	—

  Components of Nets Assets (Tax Basis):

          As of October 31, 2005, the components of net assets on a tax basis were:

	Stonebridge Growth Fund	Stonebridge Small-Cap Growth Fund
Accumulated net realized gain on investments	$(4,253,557)	$998,045
Net unrealized appreciation of investments	2,526,626	694,543

Total	$(1,726,931)	$1,692,588

          Reclassification of Capital Accounts—Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclasses have no effect on net assets or net asset value per share. For the year ended October 31, 2005, the Stonebridge Growth Fund decreased paid in capital by $62,952 and increased accumulated net investment income by $62,952 and the Stonebridge Small-Cap Growth Fund decreased accumulated net realized gain on investments by $173,115 and increased accumulated net investment income by $173,115.

4.     SHARES OF BENEFICIAL INTEREST:

          As of October 31, 2005, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2005 and the year ended October 31, 2004, were as follows:

	Stonebridge Growth Fund
	For the Year Ended October 31, 2005		For the Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares Sold	50,775	$457,855	29,437	$247,332
Shares Issued in Reinvestment of Dividends	—	—	—	—

Total	50,775	457,854	29,437	247,332
Less Shares Redeemed	(254,313)	(2,302,967)	(233,644)	(1,952,067)

Net Decrease	(203,538)	$(1,845,112)	(204,207)	$(1,704,735)

	Stonebridge Small-Cap Growth Fund
	For the Year Ended October 31, 2005		For the Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares Sold	31,390	$362,706	19,816	$192,513
Shares Issued in Reinvestment of Dividends	—	—	—	—

Total	31,390	362,706	19,816	192,513
Less Shares Redeemed	(36,941)	(427,550)	(103,670)	(1,043,934)

Net Decrease	(5,551)	$(64,844)	(83,854)	$(851,421)

5.     TRANSACTIONS WITH AFFILIATES:

          The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc.(the "Adviser") with respect to each Series. The advisory agreements have been approved by the Trust's Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Small-Cap Growth Funds, respectively.

          Prior to entering into this new arrangement, the Adviser had agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser was required to waive 100% of its annual management fee, it was not responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of October 31, 2005, the Stonebridge Growth Fund and the Stonebridge Small-Cap Growth Fund had cumulative carryovers of waived expenses of $155,499 and $52,464, respectively, that expired in 2005.

          On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS' fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2005. The waived fees are not subject to recoupment.

          ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund and acts as each Fund's distributor in a continuous public offering of each Fund's shares.

          Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Additional Information

1.     SHAREHOLDER TAX INFORMATION (Unaudited):

          Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended October 31, 2005. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

          During the fiscal year ended October 31, 2005, the Funds did not pay any distributions per share.

2.     PROXY VOTING INFORMATION (Unaudited):

          Fund policies and procedures used in determining how to vote proxies relating to fund securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission's ("SEC") website at http://www.sec.gov.

3.     FUND HOLDINGS (Unaudited):

          The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund's semi-annual and annual shareholder reports, respectively. The Stonebridge Funds file complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC's website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4.     OTHER (Unaudited):

          Shareholders individually holding more than 5% of the Fund's outstanding shares as of October 31, 2005, constituted 7.84% of the Stonebridge Growth Fund and 60.47% of the Stonebridge Small-Cap Growth Fund.

          The Funds pay an annual retainer of $6,000 and $2,000 per meeting to each Independent Trustee. The Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5.     BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited):

          During the six months ended October 31, 2005, the Board of Trustees of Stonebridge Funds Trust (the "Trust") approved the Trust's investment advisory agreements (together, the "Agreements") on behalf of each of its Stonebridge Growth Fund and Stonebridge Small-Cap Growth Fund series, with Stonebridge Capital Management, Inc. (the "Adviser").

          The information in this summary outlines the Board's considerations associated with its approval of each of the Agreements. In connection with their deliberations regarding the advisory relationships, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the investment advisory services performed by the Adviser with respect to the Funds. In considering these matters, the Board discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of the Adviser were present.

          The Board reviewed materials regarding each Fund's investment results, expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Funds. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

  Nature, Extent and Quality of Services

          In reviewing the services provided by the Adviser to the Funds, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its regulatory compliance procedures; and the overall general quality and depth of its organization. The Board also reviewed the Adviser's investment philosophy and processes as well as brokerage, trading and soft dollar practices.

  Investment Performance

          With respect to the Small-Cap Growth Fund, the Board noted that the Fund's returns in 2003 and 2004 had been 39.47% and 24.19%, respectively, and that it had outperformed the S&P 500 Index by 10.80% and 13.32%, respectively, in those years. The Board also observed that for the one-, three- and five-year periods ending August 31, 2005, the Fund had outperformed both the S&P 500 Index and the Russell 2000 Index. The Board also noted that the Fund had outperformed 20 of 23 funds determined by the Adviser to be comparable to the Fund on the basis of investment objectives, asset size and other relevant factors (the Fund's "peer group"). Regarding the Growth Fund, the Board noted that although the Fund had underperformed the S&P 500 Index and Russell 1000 Index, the Fund's three-year performance was ranked by Morningstar Associates, LLC, in the top 40% of funds in the Fund's category. The Board also observed that the Fund had outperformed the S&P 500 Index for the year-to-date period ended August 31, 2005, and that the Fund had outperformed a number of funds in the Fund's peer group.

  Advisory Fees and Fund Expenses

          The Board also reviewed information regarding the advisory fees charged by the Adviser to the Funds and total expenses of each Fund compared to those of the funds included in the Funds' respective peer groups. The Board noted that the Adviser had waived certain fees in the past in order to decrease the Funds' expense ratios. The Board also considered that the expenses, after fee waivers and reimbursements, of the Growth Fund had been reasonable compared to those of the funds in its peer group, and that the expenses, after fee waivers and reimbursements, of the Small-Cap Growth Fund were relatively high as a result of the small size of the Fund. The Trustees also considered the Adviser's efforts in attempting to increase the Funds' assets and decrease the Funds' total expenses.

          The Board also considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the methodologies used to determine and allocate their costs to the Funds. The Board also noted that the Adviser received no benefits other than investment advisory fees as a result of its relationship with the Funds, except for the intangible benefits of favorable publicity arising in connection with the Funds' performance.

          The Board also considered whether each Fund is likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser would not currently realize any significant economies of scale in acting as investment adviser to the Funds. However, the Board noted that as the Funds' assets increase in the future, consideration would be given to the possibility of adding fee breakpoints to the Adviser's fee schedule to share the benefit of any such economies with the Funds' shareholders.

  Conclusions

          Based on their review, including the consideration of each of the factors referred to above, the Board concluded that the investment advisory agreements between the Adviser and each Fund represents fair and reasonable compensation in light of the nature and quality of the services provided by the Adviser to the Funds and their shareholders.

6.     SUBSEQUENT EVENTS (Unaudited):

          Effective December 20, 2005, the name of the Stonebridge Aggressive Growth Fund will be changed to the "Stonebridge Small-Cap Growth Fund." In addition, the Russell 2000 Index benchmark will change to the "Russell 2000 Growth Index."

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Disclosure of Fund Expenses (Unaudited)

        As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2005 and held until October 31, 2005.

        Actual Return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

        Hypothetical 5% Return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

Stonebridge Growth Fund

	Beginning Account Value at 5/01/05	Ending Account Value at 10/31/05	Expense Paid During Period* 5/01/05 to 10/31/05
Actual Fund Return	$1,000	$1,033	$11.53
Hypothetical Fund Return	$1,000	$1,014	$11.42

*
Expenses are equal to the Stonebridge Growth Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/365 (to reflect the half-year period).

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 5/01/05	Ending Account Value at 10/31/05	Expense Paid During Period* 5/01/05 to 10/31/05
Actual Fund Return	$1,000	$1,065	$15.62
Hypothetical Fund Return	$1,000	$1,011	$15.20

*
Expenses are equal to the Stonebridge Small-Cap Growth Fund's annualized expense ratio of 3.00%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/365 (to reflect the half-year period).

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

Trustees and Officers (Unaudited)

        The business affairs of Stonebridge Funds Trust (the "Trust") are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." The Trust's Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Name, Address & Age(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2) / Number of Funds Overseen by Trustee	Principal Occupation(s) During the Past 5 Years / Other Directorships Held by Trustee(3)
Selvyn B. Bleifer, MD Age 75	Trustee	Since November 1, 1998 /(2)	Physician, Cardiovascular Medical Group / None
Marvin Freedman Age 79	Trustee	Since November 1, 1998 /(2)	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None
Charles Haas Age 91	Trustee	Since November 1, 1998 /(2)	Retired motion picture and television director / None
William Taylor Age 66	Trustee	Since November 1, 1998 /(2)	Managing General Partner, Mountaineer Capital LP, (a venture capital organization), Director, T.P.L., Inc. (an advanced materials company).

INTERESTED TRUSTEES

Richard C. Barrett, CFA(5) Age 63	Chairman of the Board, President andTrustee	Since November 1, 1998 /(2)	President and Chairman of the Board, Stonebridge Capital Management,Inc. / None

OFFICERS

Name, Address & Age(1)	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years
Debra L. Newman(5) Age 49	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.
Matthew W. Markatos, CFA, CIC Age 32	Executive Vice President and Managing Director	Since March 25, 2003	Executive Vice President, Stonebridge Capital Management, February 2000 to present; Vice president, Van Deventer & Hoch Investment Counsel, July 1996-January 2000.
Benjamin Lowe Age 27	Secretary	Since September 27, 2005	Senior Fund Accountant, Invesco Funds 2000-2003; Senior Fund Accountant, Founders Funds 2003-2005; Controller, ALPS Mutual Funds Services, Inc., 2005 to present.

(1)
Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1625 Broadway, Suite 2200, Denver, CO 80202.

(2)
Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.

(4)
Mr. Barrett is an "interested person" of the Trust by virtue of his position with the Adviser.

(5)
Mr. Barrett is married to Ms. Newman.

Item 2. Code of Ethics.

        (a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

        (b)   Not applicable.

        (c)   During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

        (d)   During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

        (e)   Not applicable.

        (f)    The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

        The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

        Messrs. Taylor and Freedman are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

        (a)     Audit Fees: For the Registrant's fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $21,800 and $21,000, respectively.

        (b)     Audit-Related Fees: For the Registrant's fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant's annual financial statements were $0 and $0, respectively.

        (c)     Tax Fees: For the Registrant's fiscal years ended October 31, 2005 and October 31, 2004, aggregate fees of $4,200, and $4,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2005 and 2004 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

        (d)     All Other Fees: For the Registrant's fiscal years ended October 31, 2005 and October 31, 2004, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

        (e)(1)   Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

        (e)(2)   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f)      Not applicable.

        (g)     The aggregate non-audit fees billed by the Registrant's principle accountant for the fiscal years ended October 31, 2005 and October 31, 2004 were $4,200 and $4,000, respectively.

        (h)     Not applicable.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

        (a)   The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

        (b)   There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

        (a)(1)   Code of Ethics

        (a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

        (a)(3)   Not applicable.

        (b)     The certifications by the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST
By:	/s/ RICHARD C. BARRETT Richard C. Barrett President (Principal Executive Officer)
Date:	January 9, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD C. BARRETT Richard C. Barrett President (Principal Executive Officer)
Date:	January 9, 2006
By:	/s/ DEBRA L. NEWMAN Debra L. Newman Vice President and Treasurer (Principal Financial Officer)
Date:	January 9, 2006

QuickLinks

  Item 1. Reports to Stockholders.
LETTER TO SHAREHOLDERS
THE STONEBRIDGE GROWTH FUND
THE STONEBRIDGE SMALL-CAP GROWTH FUND (Formerly Stonebridge Aggressive Growth Fund)
CONCLUSION
DEFINITION OF INDICES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STONEBRIDGE FUNDS TRUST ANNUAL REPORT—GROWTH FUND Statements of Investments October 31, 2005
STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND (Formerly Stonebridge Aggressive Growth Fund) Statement of Investments October 31, 2005
STONEBRIDGE FUNDS TRUST ANNUAL REPORT Statements of Assets and Liabilities October 31, 2005
STONEBRIDGE FUNDS TRUST ANNUAL REPORT Statements of Operations For the Year Ended October 31, 2005
STONEBRIDGE FUNDS TRUST ANNUAL REPORT Statements of Changes in Net Assets
STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND (Formerly Stonebridge Aggressive Growth Fund) Statements of Changes in Net Assets
STONEBRIDGE FUNDS TRUST ANNUAL REPORT—GROWTH FUND Financial Highlights Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated
STONEBRIDGE FUNDS TRUST ANNUAL REPORT—SMALL-CAP GROWTH FUND (Formerly Stonebridge Aggressive Growth Fund) Financial Highlights Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated
STONEBRIDGE FUNDS TRUST ANNUAL REPORT
STONEBRIDGE FUNDS TRUST ANNUAL REPORT
  Disclosure of Fund Expenses (Unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES